UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  January 16, 2013 (January 15, 2013)

PREFERRED VOICE, INC.
(Exact Name of Registrant as Specified in its Charter)
______________________________________________________________________________

Delaware	033-92854	75-2440201
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3112 Purdue Avenue
Dallas, Texas 75225
 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 850-6830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Preferred Voice,” and the “Company” means Preferred Voice, Inc., unless otherwise indicated.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company (the “Board”), acting by unanimous written consent dated as of January 15, 2013, approved the change of its fiscal year end from March 31st to December 31st.

Under the applicable rules of the Securities and Exchange Commission, the Company intends to file a transition report on Form 10-KT for the transition period from April 1, 2012 to December 31, 2012 in February 2013.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED VOICE, INC.

Date: January 16, 2013	By:	/s/ Mary Merritt
Chief Executive Officer

3